EX-23.1
                          Independent Auditors' Consent

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-effective Amendment No. 3 to Form S-3 on Form SB-2, Registration Statement No 333-48542, of Sales Online Direct, Inc. of our report dated May 7, 2001, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Wolf & Company, P.C.

Wolf & Company, P.C.


Boston, Massachusetts
June 15, 2001